EXHIBIT 21.1



                        Subsidiaries of RCN Corporation

                                                          Jurisdiction of
                                                           Incorporation
Subsidiary                                                or Organization
----------                                                ---------------

RCN Telecom Services of Pennsylvania, Inc.                      PA
RCN Long Distance Company                                       PA
RCN International Holdings, Inc.                                DE
RCN Telecom Services, Inc.                                      DE
RCN Telecom Services of California, Inc.                        CA
RCN Telecom Services of Delaware, Inc.                          DE
RCN Telecom Services of Illinois, Inc.                          IL
RCN Telecom Services of Massachusetts, Inc.                     MA
RCN Telecom Services of Maryland, Inc.                          MD
RCN Telecom Services of Michigan, Inc.                          MI
RCN Telecom Services of New York, Inc.                          NY
FNY Holding Company, Inc.                                       NY
Freedom New York L.L.C.                                         DE
RCN Financial Services, Inc.                                    DE
RCN Corporate Services, Inc.                                    NJ
RCN Telecom Services of New Jersey, Inc.                        NJ
RCN Telecom Services of Virginia, Inc.                          VA
RCN Telecom Services of Philadelphia, Inc.                      PA
RCN Telecom Services of Washington, Inc.                        WA
RCN Operating Services, Inc.                                    NJ
RCN-BecoCom, L.L.C.                                             MA
RCN Telecom Services of Washington, D.C., Inc.                  DC
C-TEC Services, Inc.                                            PA
C-TEC Financial Services, Inc.                                  NV
C-TEC Cable Systems, Inc.                                       DE
C-TEC Cable Systems of New York, Inc.                           PA
Com Video Systems, Inc.                                         PA
C-TEC Cable System Services, Inc.                               PA
C-TEC Fiber Systems of New Jersey, Inc.                         NJ
Fiberfone of New York, Inc.                                     NY
Fiberfone of Pennsylvania, Inc.                                 PA
Fiberfone of New  Jersey, Inc.                                  NJ
Fiberfone of Michigan, Inc.                                     MI
TEC Air, Inc.                                                   DE

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